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WMLT 2005-WMC1

                      % of pool  average LTV CLTV above 80%  CLTV above 90%   % full doc  % owner occ  ave wac   % below 100k
A    FICO below 600     45.97       80.34         31.58           12.72         58.23        97.58      7.121        12.7
     FICO below 580     22.82       79.33         43.67           17.8          43.73        97.7       7.5          4.24
     FICO below 560     31.21       76.31         31.22           5.24          52.45        96.91      8.039        7.71
                       % above 500k  % IO   ave DTI   DTI > 45%
A    FICO below 600        8.18      12.51  40.564    31.85
     FICO below 580        4.41      2.23   42.082    37.8
     FICO below 560        4.51      1.07   40.697    35.56

                      % of pool  average LTV    FICO <600      FICO < 575     % full doc  % owner occ  ave wac   % below 100k
B    LTV above 85%      35.52       89.55         21.37           11.06         42.34        86.21      7.0470       4.61
     LTV above 90%      23.47       94.48         24.81           14.01         51.44        89.93      7.7840      10.82
     LTV above 95%      41.01       99.95         5.28            0.00          25.59        96.67      9.9660      70.05
                       % above 500k  % IO   ave DTI DTI > 45%  CLTV above 80%  CLTV > 90%
B    LTV above 85%        21.40      22.29  40.02     32.68        100.00         0.00
     LTV above 90%        15.41      18.07  41.83     36.38        100.00        100.00
     LTV above 95%         0.00      0.00   41.50     31.73        100.00        100.00

                      % of pool  average LTV    FICO <600      FICO < 575     % full doc  % owner occ  ave wac   % below 100k
C      DTI > 40%        47.71       82.12         15.89           7.83          29.83        94.33      7.0890       9.49
       DTI > 45%        42.88       82.36         16.31           7.71          32.62        95.85      7.1640      10.37
       DTI > 50%        9.41        82.80         24.45           15.26         55.25        89.03      7.0510       9.02
      Average DTI
                      % above 500k  % IO   ave DTI DTI > 45%  CLTV above 80%  CLTV > 90%
C      DTI > 40%         11.11      27.85  43.14     0.00          27.40        15.60
       DTI > 45%         13.01      15.83  48.04    100.00         29.15        15.44
       DTI > 50%         15.74      8.41   53.43    100.00         37.39        19.18
      Average DTI

D                     % of pool  average LTV    FICO <600      FICO < 575     % full doc  % owner occ  ave wac   % below 100k
     Non Owner Occ      5.40        82.94         7.92            3.42          32.36        0.00       7.3670      12.05
      Stated Docs       50.01       81.54         8.52            4.25           0.00        94.34      7.3120      10.16
    Loans below 100k    10.32       93.77         14.68           4.96          39.08        93.69      9.3460      100.00
        IO Loans        23.38       80.79         4.64            0.50          39.24        97.93      6.3150       0.56
D                     % above 500k  % IO   ave DTI DTI > 45%  LTV > 80%       CLTV > 90%
     Non Owner Occ       11.90      8.97   40.53     31.63         42.50        16.41
      Stated Docs        11.60      17.21  41.27     29.77         24.12        14.01
    Loans below 100k      0.00      1.27   40.58     31.19         78.13        72.02
        IO Loans         17.24     100.00  39.61     19.70         17.48         4.31

E   When do IOs reset
    Months to next reset (arms only)    Count        Balance ($)    % of Balance         WAC    Remaining Term   WA CLTV    WA FICO
    0 - 5
    6 - 11
    12 - 17
    18 - 23
    24 - 29
    30 - 35
    36 - 41
    54 - 59                              485         152,123,461        92.01           6.304          359         80.75       673
    60                                   44           13,215,458        7.99            6.436          359         81.28       666
    Total:                               529         165,338,919         100            6.315          359         80.79       672

F   Is DTI off current mortgage rate for IO

G   Summary of pool per grades
    Credit Grade                    Count        Balance ($)    % of Balance         WAC       Remaining Term   WA LTV   WA FICO
    A                                1,061       189,758,721           26.84           7.178          338        82.2     623.64
    AA                                1924       390,249,499           55.19           6.949          337       83.08     685.53
    A-                                 353        60,500,141            8.56           7.067          346       80.77     600.42
    B                                  147        29,953,711            4.24           7.845          358        74.7     539.74
    B+                                 144        30,551,108            4.32           7.538          358       80.31     570.48
    C                                   27         6,090,989            0.86           8.306          358       70.49     556.03
    Total:                           3,656       707,104,168             100           7.096          340       82.07     649.38

H   What are top 10 cities and average strats for each
    Top 10 Cities of Overall Pool        Loans        Balance ($)       Balance        Rate (%)       (months)       LTV     Score
    Total:                                 10           8,936,980             100           6.662          359       76.37   681.85

I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
    LTV > 90             Loans        Balance ($)      % of Balance   Rate (%)     % stated  % IO Loans   % non-owner    % Fico Less
                                                                                    Doctype                 Occupied      Than 600
                          1,282       108,379,181         15.33         9.172        45.73      6.58          5.79          12.39

J   What is max LTv fo stated income and minimum FICO for stated income?
    MAX LTV, STATED INC.                                   100
    MIN FICO, STATED INC.                                  501

K   What is min FICO for loans above 90% LTV            550.00
    Min Fico for ltv greater than 90: 501               550.00

L   Seasoning hisotry - any over 3m?         Deminimus Amount

M   Excess spread?                           See Term Sheet

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

O   Please specify as part of the strats, silent seconds, second liens, MH,

    1. Leverage by Firsts

                                                                         Percent of
                                               Aggregate       Number     Aggregate
                                               Principal         Of       Principal        Average           Remaining
    Leverage by Firsts                          Balance        Loans       Balance         Balance     WAC     Term     FICO   CLTV
    First Liens with no Second Lien Position  271,451,848.18     1,076        38.39      252,278.67    6.968     358     624    80.4
    First Liens with Seconds in Pool          293,585,982.94     1,135        41.52      258,666.06    6.655     359     666   79.79
    First Liens with Seconds Not in Pool       69,039,326.20       286         9.76      241,396.25    6.356     359     661   79.92
    Second Liens                               73,027,010.50     1,159        10.33       63,008.64   10.045     179     666   99.45
    Total:                                    707,104,167.82     3,656          100      193,409.24    7.096     340     649   82.07

    2. Leverage by Seconds

                                                                          Percent of
                                             Aggregate          Number     Aggregate
                                             Principal            Of       Principal        Average          Remaining
    Leverage by Seconds                       Balance           Loans       Balance         Balance     WAC     Term    FICO    CLTV
    Second Liens with First in Pool            71,762,662.40     1,135        10.15       63,227.02   10.041     179     666   99.46
    Second Liens without First in Pool          1,264,348.10        24         0.18       52,681.17   10.277     183     650   99.04
    First Liens                               634,077,157.32     2,497        89.67      253,935.59    6.756     358     648   80.06
    Total:                                    707,104,167.82     3,656          100      193,409.24    7.096     340     649   82.07